EXHIBIT 99.6

GSAMP 05-HE2

Prepay speed as indicated
Libor forward curve as indicated
severity as indicated, 100% advance, 12 month recover lag
To Maturity, trigger fail from day 1
collateral losses calculated through life of applicable bond
Bond priced at par

Forward Curve

                                                      First Dollar Losses
                           -------------------------------------------------------------------------
                                                       100% prepay speed
                           -------------------------------------------------------------------------
                               40% severity              50% severity              60% severity
                           ---------------------     ---------------------     ---------------------
     CDR                                   24.80                     18.67                     14.97
     Yield                                4.9459                    4.9998                    5.0347
     WAL                                    6.28                      7.03                      7.56
M1   Mod Durn                               5.36                      5.89                      6.25
     Principal Window              Nov09 - Jan35             May10 - Feb35             Oct10 - Feb35
     Principal Writedown         35,237.49 (0.07%)         23,198.84 (0.05%)         21,176.82 (0.04%)
     Collateral Loss       141,199,946.06 (19.88%)   147,177,756.28 (20.72%)   151,471,847.77 (21.33%)
----------------------------------------------------------------------------------------------------
     CDR                                   16.45                     12.79                     10.47
     Yield                                5.3266                    5.3660                    5.3840
     WAL                                    7.91                      8.52                      8.97
M2   Mod Durn                               6.42                      6.81                      7.08
     Principal Window              Mar11 - Feb35             Aug11 - Feb35             Dec11 - Feb35
     Principal Writedown         48,693.93 (0.12%)          4,952.14 (0.01%)         57,835.01 (0.14%)
     Collateral Loss       107,957,255.94 (15.20%)   112,461,110.95 (15.83%)   115,747,835.29 (16.30%)
----------------------------------------------------------------------------------------------------
     CDR                                   14.42                     11.30                      9.30
     Yield                                5.5629                    5.6093                    5.6068
     WAL                                   10.84                     11.58                     12.16
M3   Mod Durn                               8.14                      8.54                      8.82
     Principal Window              Jan14 - Feb35             Aug14 - Feb35             Jan15 - Feb35
     Principal Writedown         54,886.69 (0.47%)         18,025.93 (0.15%)         82,900.94 (0.71%)
     Collateral Loss       98,288,920.41 (13.84%)    102,354,860.11 (14.41%)   105,349,618.46 (14.83%)
----------------------------------------------------------------------------------------------------
     CDR                                   12.69                     10.01                      8.27
     Yield                                6.1695                    6.2048                    6.2117
     WAL                                   11.54                     12.24                     12.75
B1   Mod Durn                               8.27                      8.61                      8.84
     Principal Window              Aug14 - Feb35             Mar15 - Feb35             Aug15 - Feb35
     Principal Writedown         53,007.43 (0.51%)         37,485.45 (0.36%)         61,508.62 (0.60%)
     Collateral Loss        89,441,105.35 (12.59%)    93,099,976.52 (13.11%)    95,761,392.29 (13.48%)
----------------------------------------------------------------------------------------------------
     CDR                                   11.32                      8.98                      7.44
     Yield                                6.3456                    6.3683                    6.3829
     WAL                                   12.25                     12.95                     13.43
B2   Mod Durn                               8.58                      8.89                       9.1
     Principal Window              May15 - Feb28             Nov15 - Feb35             Apr16 - Feb35
     Principal Writedown              0.00 (0.00%)          2,241.84 (0.03%)          4,268.77 (0.05%)
     Collateral Loss        81,993,447.89 (11.55%)    85,346,402.87 (12.02%)    87,719,384.88 (12.35%)
----------------------------------------------------------------------------------------------------
     CDR                                    9.97                      7.95                      6.61
     Yield                                7.1344                    7.1479                    7.1593
     WAL                                   12.59                     13.19                     13.61
B3   Mod Durn                               8.37                      8.62                      8.79
     Principal Window              Jul15 - Feb35             Jan16 - Feb35             Jun16 - Feb35
     Principal Writedown         20,834.01 (0.23%)         30,634.76 (0.35%)         30,457.19 (0.34%)
     Collateral Loss        74,244,057.10 (10.45%)    77,246,008.95 (10.88%)    79,378,786.92 (11.18%)
----------------------------------------------------------------------------------------------------
     CDR                                    8.82                      7.08                      5.91
     Yield                                7.9426                    7.8629                    7.8495
     WAL                                   12.81                     13.35                     13.73
B4   Mod Durn                               8.18                      8.39                      8.53
     Principal Window              Sep15 - Feb35             Mar16 - Feb35             Jul16 - Feb35
     Principal Writedown        107,865.30 (1.08%)        174,209.78 (1.75%)        151,294.56 (1.52%)
     Collateral Loss         67,289,141.05 (9.47%)     70,116,186.13 (9.87%)    72,100,019.05 (10.15%)

                                                     First Dollar Losses
                           -------------------------------------------------------------------------
                                                       50% prepay speed
                           -------------------------------------------------------------------------
                               40% severity              50% severity              60% severity
                           ---------------------     ---------------------     ---------------------
     CDR                                   20.61                     15.50                     12.43
     Yield                                5.1496                    5.2167                    5.2569
     WAL                                    9.68                      11.3                     12.52
M1   Mod Durn                               7.59                      8.51                      9.15
     Principal Window              May12 - Feb35             Jul13 - Feb35             Jun14 - Feb35
     Principal Writedown          7,554.98 (0.01%)         51,227.16 (0.10%)        115,806.74 (0.23%)
     Collateral Loss       175,013,017.63 (24.64%)   190,396,533.89 (26.81%)   202,222,415.20 (28.47%)
----------------------------------------------------------------------------------------------------
     CDR                                   15.01                     11.71                      9.60
     Yield                                5.5238                    5.5669                    5.5958
     WAL                                   12.29                     13.71                     14.76
M2   Mod Durn                               8.92                      9.61                     10.08
     Principal Window              Jul14 - Feb35             Aug15 - Feb35             Jun16 - Feb35
     Principal Writedown         47,461.39 (0.12%)         60,954.80 (0.15%)         41,762.11 (0.10%)
     Collateral Loss       149,752,851.82 (21.09%)   162,699,489.03 (22.91%)   172,567,816.18 (24.30%)
----------------------------------------------------------------------------------------------------
     CDR                                   13.66                     10.75                      8.87
     Yield                                5.7465                    5.7693                    5.7682
     WAL                                   16.64                     18.27                     19.53
M3   Mod Durn                              10.84                     11.45                     11.87
     Principal Window              Dec18 - Feb35             Apr20 - Feb35             May21 - Feb35
     Principal Writedown          8,649.02 (0.07%)         19,603.44 (0.17%)        107,849.43 (0.92%)
     Collateral Loss       142,255,615.98 (20.03%)   154,463,899.28 (21.75%)   163,855,854.33 (23.07%)
----------------------------------------------------------------------------------------------------
     CDR                                   12.50                      9.91                      8.21
     Yield                                6.3201                    6.3301                    6.3345
     WAL                                   17.62                     19.21                     20.36
B1   Mod Durn                               10.8                     11.31                     11.66
     Principal Window              Nov19 - Feb35             Mar21 - Feb35             Mar22 - Feb35
     Principal Writedown          4,286.80 (0.04%)         35,823.18 (0.35%)         61,170.80 (0.59%)
     Collateral Loss       135,255,814.84 (19.04%)   146,770,358.81 (20.67%)   155,543,458.54 (21.90%)
----------------------------------------------------------------------------------------------------
     CDR                                   11.59                      9.23                      7.68
     Yield                                6.4503                    6.4671                    6.4624
     WAL                                   18.81                      20.2                     21.36
B2   Mod Durn                              11.08                     11.52                     11.84
     Principal Window              Dec20 - Feb35             Apr22 - May34             Apr23 - Feb35
     Principal Writedown         53,792.97 (0.63%)              0.00 (0.00%)         57,340.61 (0.67%)
     Collateral Loss       129,360,785.44 (18.21%)   140,177,190.76 (19.74%)   148,546,447.88 (20.92%)
----------------------------------------------------------------------------------------------------
     CDR                                   10.70                      8.58                      7.16
     Yield                                7.1919                    7.1902                    7.1966
     WAL                                   19.25                     20.64                     21.59
B3   Mod Durn                              10.63                        11                     11.24
     Principal Window              Apr21 - Feb35             Jul22 - Feb35             Jul23 - Feb35
     Principal Writedown        130,904.12 (1.47%)        157,985.61 (1.78%)        114,167.51 (1.29%)
     Collateral Loss       123,215,623.91 (17.35%)   133,547,881.13 (18.80%)   141,384,073.98 (19.91%)
----------------------------------------------------------------------------------------------------
     CDR                                   10.04                      8.10                      6.79
     Yield                                7.5182                    7.5028                    7.4864
     WAL                                   19.47                     20.75                     21.64
B4   Mod Durn                              10.37                      10.7                     10.92
     Principal Window              Jul21 - Feb35             Sep22 - Feb35             Aug23 - Feb35
     Principal Writedown        263,025.76 (2.65%)        177,415.04 (1.78%)        119,530.71 (1.20%)
     Collateral Loss       118,394,420.58 (16.67%)   128,430,592.84 (18.08%)   136,098,330.16 (19.16%)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 05-HE2

Prepay speed as indicated
Libor forward curve as indicated
severity as indicated, 100% advance, 12 month recover lag
To Maturity, trigger fail from day 1
collateral losses calculated through life of applicable bond
Bond priced at par except B4 priced at 86.34%

Forward Curve

                                                      First Dollar Losses
                           -------------------------------------------------------------------------
                                                       100% prepay speed
                           -------------------------------------------------------------------------
                               40% severity              50% severity              60% severity
                           ---------------------     ---------------------     ---------------------
     CDR                                   21.95                     16.56                     13.30
     Yield                                7.0013                    7.0456                    7.0750
     WAL                                    6.65                      7.38                      7.89
M1   Mod Durn                               5.22                      5.65                      5.94
     Principal Window              Feb10 - Jan35             Aug10 - Feb35             Jan11 - Feb35
     Principal Writedown         28,536.51 (0.06%)         59,405.67 (0.12%)         62,144.08 (0.12%)
     Collateral Loss       130,936,574.85 (18.44%)   135,654,800.29 (19.10%)   139,043,636.80 (19.58%)
----------------------------------------------------------------------------------------------------
     CDR                                   14.04                     10.95                      8.98
     Yield                                7.3811                    7.4077                    7.4220
     WAL                                    8.35                      8.93                      9.35
M2   Mod Durn                               6.14                      6.44                      6.64
     Principal Window              Jul11 - Feb35             Dec11 - Feb35             Mar12 - Feb35
     Principal Writedown          4,324.26 (0.01%)         32,174.19 (0.08%)         80,114.15 (0.20%)
     Collateral Loss        96,462,100.18 (13.58%)    99,976,576.90 (14.08%)   102,514,696.10 (14.43%)
----------------------------------------------------------------------------------------------------
     CDR                                   12.13                      9.53                      7.85
     Yield                                7.6110                    7.6409                    7.6587
     WAL                                   11.44                     12.13                     12.59
M3   Mod Durn                               7.59                      7.87                      8.05
     Principal Window              Jul14 - Feb35             Jan15 - Feb35             Jun15 - Feb35
     Principal Writedown         35,486.26 (0.30%)         20,231.97 (0.17%)          1,639.94 (0.01%)
     Collateral Loss        86,514,407.43 (12.18%)    89,611,805.33 (12.62%)    91,823,935.60 (12.93%)
----------------------------------------------------------------------------------------------------
     CDR                                   10.50                      8.30                      6.87
     Yield                                8.1747                    8.2084                    8.2122
     WAL                                   12.18                     12.78                     13.25
B1   Mod Durn                               7.69                      7.91                      8.07
     Principal Window              Feb15 - Feb35             Sep15 - Feb35             Jan16 - Feb35
     Principal Writedown         57,638.46 (0.56%)          8,838.28 (0.09%)         48,635.24 (0.47%)
     Collateral Loss        77,406,124.58 (10.90%)    80,119,911.42 (11.28%)    82,116,009.88 (11.56%)
----------------------------------------------------------------------------------------------------
     CDR                                    9.22                      7.33                      6.08
     Yield                                8.3219                    8.3399                    8.3602
     WAL                                      13                     13.58                     13.95
B2   Mod Durn                               7.94                      8.14                      8.27
     Principal Window              Dec15 - Feb35             May16 - Feb35             Sep16 - Feb35
     Principal Writedown         48,250.23 (0.57%)         42,597.43 (0.50%)          3,230.68 (0.04%)
     Collateral Loss         69,812,938.08 (9.83%)    72,270,931.13 (10.18%)    73,975,748.59 (10.42%)
----------------------------------------------------------------------------------------------------
     CDR                                    7.97                      6.37                      5.31
     Yield                                9.0495                    9.0668                    9.0596
     WAL                                   13.29                     13.79                     14.17
B3   Mod Durn                               7.77                      7.92                      8.03
     Principal Window              Feb16 - Feb35             Jul16 - Feb35             Nov16 - Feb35
     Principal Writedown         64,175.98 (0.72%)         60,310.85 (0.68%)        108,608.32 (1.22%)
     Collateral Loss         61,989,478.09 (8.73%)     64,164,718.14 (9.03%)     65,755,568.42 (9.26%)
----------------------------------------------------------------------------------------------------
     CDR                                    6.51                      5.21                      4.34
     Yield                                8.0838                    8.0625                    8.0680
     WAL                                   10.94                     11.14                     11.28
B4   Mod Durn                               7.47                      7.57                      7.62
     Principal Window              Apr15 - Apr17             Jul15 - Jun17             Aug15 - Jul17
     Principal Writedown         30,774.58 (0.31%)         26,503.22 (0.27%)          4,507.16 (0.05%)
     Collateral Loss         51,679,457.46 (7.28%)     53,197,177.39 (7.49%)     54,217,621.30 (7.63%)

                                                     First Dollar Losses
                           -------------------------------------------------------------------------
                                                       50% prepay speed
                           -------------------------------------------------------------------------
                               40% severity              50% severity              60% severity
                           ---------------------     ---------------------     ---------------------
     CDR                                   17.71                     13.41                     10.80
     Yield                                7.2063                    7.2622                    7.2969
     WAL                                   10.65                     12.22                     13.36
M1   Mod Durn                               7.33                         8                      8.45
     Principal Window              Jan13 - Feb35             Mar14 - Feb35             Feb15 - Feb35
     Principal Writedown         46,197.28 (0.09%)         40,892.50 (0.08%)          7,596.45 (0.02%)
     Collateral Loss       163,224,230.65 (22.98%)   176,383,715.15 (24.84%)   186,402,913.00 (26.25%)
----------------------------------------------------------------------------------------------------
     CDR                                   12.67                      9.95                      8.20
     Yield                                7.5665                    7.5970                    7.6121
     WAL                                   13.39                     14.74                     15.74
M2   Mod Durn                               8.36                      8.82                      9.13
     Principal Window              May15 - Feb35             Jun16 - Feb35             Mar17 - Feb35
     Principal Writedown         14,725.27 (0.04%)         68,492.53 (0.17%)        170,438.99 (0.42%)
     Collateral Loss       136,639,849.38 (19.24%)   147,585,614.86 (20.78%)   155,950,150.18 (21.96%)
----------------------------------------------------------------------------------------------------
     CDR                                   11.46                      9.08                      7.52
     Yield                                7.7593                    7.7647                    7.7689
     WAL                                   18.01                     19.59                     20.67
M3   Mod Durn                               9.76                     10.14                     10.38
     Principal Window              Jan20 - Feb35             Jun21 - Feb35             Jun22 - Feb35
     Principal Writedown             30.48 (0.00%)         78,387.21 (0.67%)         99,478.78 (0.85%)
     Collateral Loss       128,824,498.13 (18.14%)   139,121,759.37 (19.59%)   146,909,628.91 (20.69%)
----------------------------------------------------------------------------------------------------
     CDR                                   10.42                      8.31                      6.91
     Yield                                8.2860                    8.2896                    8.2961
     WAL                                   19.13                     20.54                      21.5
B1   Mod Durn                                9.7                        10                     10.19
     Principal Window              Feb21 - Feb35             May22 - Feb35             May23 - Feb35
     Principal Writedown         80,488.11 (0.78%)         96,104.56 (0.93%)         60,353.09 (0.59%)
     Collateral Loss       121,545,669.62 (17.11%)   131,139,921.76 (18.47%)   138,360,786.95 (19.48%)
----------------------------------------------------------------------------------------------------
     CDR                                    9.61                      7.72                      6.46
     Yield                                8.4175                    8.4143                    8.3944
     WAL                                   20.22                     21.56                     22.52
B2   Mod Durn                               9.88                     10.13                     10.28
     Principal Window              Mar22 - Feb35             Jul23 - Feb35             Jul24 - Feb35
     Principal Writedown          6,526.47 (0.08%)         46,194.77 (0.54%)        184,636.74 (2.17%)
     Collateral Loss       115,476,114.60 (16.26%)   124,684,869.94 (17.56%)   131,769,451.24 (18.55%)
----------------------------------------------------------------------------------------------------
     CDR                                    8.68                      6.95                      5.80
     Yield                                9.0317                    8.9898                    8.9893
     WAL                                   16.57                     16.86                     17.06
B3   Mod Durn                               8.82                      8.88                      8.97
     Principal Window              Sep20 - Feb23             Mar21 - Feb23             Jul21 - Apr23
     Principal Writedown         28,027.56 (0.32%)         20,970.29 (0.24%)         55,134.68 (0.62%)
     Collateral Loss        106,845,370.05 (15.04%)  114,071,130.27 (16.06%)   119,556,049.28 (16.83%)
----------------------------------------------------------------------------------------------------
     CDR                                    6.68                      5.36                      4.47
     Yield                                7.6513                    7.5659                    7.5457
     WAL                                    15.8                     16.64                     17.31
B4   Mod Durn                               9.42                      9.72                      9.92
     Principal Window              Feb20 - Feb22             Dec20 - Jan23             Aug21 - Sep23
     Principal Writedown          9,360.18 (0.09%)         50,684.75 (0.51%)         38,774.19 (0.39%)
     Collateral Loss        88,173,033.93 (12.42%)    93,575,887.56 (13.18%)    97,448,959.72 (13.72%)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 05-HE2

        Forward Curve       Forward Curve + 200bps

Month   1mL       6mL       1mL       6mL
    1   2.85018   3.26637   4.85018   5.26637
    2   3.07422   3.41760   5.07422   5.41760
    3   3.19261   3.53488   5.19261   5.53488
    4   3.32758   3.64786   5.32758   5.64786
    5   3.46395   3.76810   5.46395   5.76810
    6   3.57539   3.85220   5.57539   5.85220
    7   3.70182   3.92709   5.70182   5.92709
    8   3.80258   3.99635   5.80258   5.99635
    9   3.86177   4.05310   5.86177   6.05310
   10   4.01414   4.10689   6.01414   6.10689
   11   3.97095   4.13976   5.97095   6.13976
   12   4.02862   4.18413   6.02862   6.18413
   13   4.09444   4.22276   6.09444   6.22276
   14   4.14648   4.25221   6.14648   6.25221
   15   4.17623   4.27819   6.17623   6.27819
   16   4.20384   4.30354   6.20384   6.30354
   17   4.23080   4.32467   6.23080   6.32467
   18   4.25497   4.34666   6.25497   6.34666
   19   4.27487   4.36462   6.27487   6.36462
   20   4.29679   4.38101   6.29679   6.38101
   21   4.31882   4.39487   6.31882   6.39487
   22   4.34137   4.40771   6.34137   6.40771
   23   4.35949   4.41629   6.35949   6.41629
   24   4.36523   4.42428   6.36523   6.42428
   25   4.37046   4.43371   6.37046   6.43371
   26   4.37809   4.44242   6.37809   6.44242
   27   4.38762   4.45267   6.38762   6.45267
   28   4.39527   4.46315   6.39527   6.46315
   29   4.40529   4.47424   6.40529   6.47424
   30   4.41594   4.48701   6.41594   6.48701
   31   4.42573   4.49832   6.42573   6.49832
   32   4.43722   4.51033   6.43722   6.51033
   33   4.44908   4.52300   6.44908   6.52300
   34   4.46101   4.53640   6.46101   6.53640
   35   4.47502   4.54946   6.47502   6.54946
   36   4.48738   4.56430   6.48738   6.56430
   37   4.50004   4.57625   6.50004   6.57625
   38   4.51303   4.58904   6.51303   6.58904
   39   4.52627   4.60257   6.52627   6.60257
   40   4.53877   4.61434   6.53877   6.61434
   41   4.55312   4.62700   6.55312   6.62700
   42   4.56399   4.63909   6.56399   6.63909
   43   4.57619   4.65018   6.57619   6.65018
   44   4.58900   4.66297   6.58900   6.66297
   45   4.59998   4.67703   6.59998   6.67703
   46   4.61204   4.68903   6.61204   6.68903
   47   4.62371   4.70204   6.62371   6.70204
   48   4.63426   4.71612   6.63426   6.71612
   49   4.64938   4.72921   6.64938   6.72921
   50   4.66504   4.74124   6.66504   6.74124
   51   4.67695   4.75259   6.67695   6.75259
   52   4.68947   4.76312   6.68947   6.76312
   53   4.70190   4.77386   6.70190   6.77386
   54   4.71217   4.78155   6.71217   6.78155
   55   4.72181   4.78833   6.72181   6.78833
   56   4.73101   4.79610   6.73101   6.79610
   57   4.73869   4.80363   6.73869   6.80363
   58   4.74691   4.81101   6.74691   6.81101
   59   4.75190   4.81803   6.75190   6.81803
   60   4.75692   4.82673   6.75692   6.82673
   61   4.76568   4.83607   6.76568   6.83607
   62   4.77434   4.84542   6.77434   6.84542
   63   4.78256   4.85338   6.78256   6.85338
   64   4.79097   4.86200   6.79097   6.86200
   65   4.79986   4.87159   6.79986   6.87159
   66   4.80859   4.88006   6.80859   6.88006
   67   4.81779   4.88759   6.81779   6.88759
   68   4.82544   4.89764   6.82544   6.89764
   69   4.83412   4.90486   6.83412   6.90486
   70   4.84356   4.91373   6.84356   6.91373
   71   4.85171   4.92267   6.85171   6.92267
   72   4.85920   4.93062   6.85920   6.93062
   73   4.86921   4.94002   6.86921   6.94002
   74   4.87497   4.94850   6.87497   6.94850
   75   4.88421   4.95812   6.88421   6.95812
   76   4.89342   4.96725   6.89342   6.96725
   77   4.90130   4.97698   6.90130   6.97698
   78   4.91096   4.98754   6.91096   6.98754
   79   4.92053   4.99698   6.92053   6.99698
   80   4.92988   5.00776   6.92988   7.00776
   81   4.93968   5.01837   6.93968   7.01837
   82   4.95024   5.03066   6.95024   7.03066
   83   4.96092   5.04012   6.96092   7.04012
   84   4.97087   5.05105   6.97087   7.05105
   85   4.98247   5.06259   6.98247   7.06259
   86   4.99296   5.07190   6.99296   7.07190
   87   5.00482   5.08207   7.00482   7.08207
   88   5.01321   5.09128   7.01321   7.09128
   89   5.02371   5.10064   7.02371   7.10064
   90   5.03380   5.11052   7.03380   7.11052
   91   5.04183   5.11741   7.04183   7.11741
   92   5.05113   5.12560   7.05113   7.12560
   93   5.05965   5.13405   7.05965   7.13405
   94   5.06733   5.14373   7.06733   7.14373
   95   5.07634   5.15223   7.07634   7.15223
   96   5.08230   5.16127   7.08230   7.16127
   97   5.09209   5.17138   7.09209   7.17138
   98   5.10216   5.18033   7.10216   7.18033
   99   5.11254   5.19002   7.11254   7.19002
  100   5.12042   5.19623   7.12042   7.19623
  101   5.12944   5.20408   7.12944   7.20408
  102   5.13746   5.21135   7.13746   7.21135
  103   5.14445   5.21626   7.14445   7.21626
  104   5.15258   5.22240   7.15258   7.22240
  105   5.15700   5.22785   7.15700   7.22785
  106   5.16365   5.23535   7.16365   7.23535
  107   5.16939   5.24172   7.16939   7.24172
  108   5.17293   5.24952   7.17293   7.24952
  109   5.18091   5.25654   7.18091   7.25654
  110   5.18847   5.26321   7.18847   7.26321
  111   5.19611   5.27042   7.19611   7.27042
  112   5.20258   5.27550   7.20258   7.27550
  113   5.21034   5.28138   7.21034   7.28138
  114   5.21493   5.28594   7.21493   7.28594
  115   5.22071   5.28994   7.22071   7.28994
  116   5.22671   5.29501   7.22671   7.29501
  117   5.23032   5.30048   7.23032   7.30048
  118   5.23534   5.30465   7.23534   7.30465
  119   5.23932   5.30927   7.23932   7.30927
  120   5.24187   5.31502   7.24187   7.31502
  121   5.24836   5.32086   7.24836   7.32086
  122   5.25501   5.32564   7.25501   7.32564
  123   5.25848   5.33002   7.25848   7.33002
  124   5.26414   5.33525   7.26414   7.33525
  125   5.26992   5.34101   7.26992   7.34101
  126   5.27393   5.34406   7.27393   7.34406
  127   5.27832   5.34754   7.27832   7.34754
  128   5.28295   5.35270   7.28295   7.35270
  129   5.28658   5.35518   7.28658   7.35518
  130   5.29165   5.35937   7.29165   7.35937
  131   5.29370   5.36307   7.29370   7.36307
  132   5.29691   5.36684   7.29691   7.36684
  133   5.30219   5.37171   7.30219   7.37171
  134   5.30409   5.37542   7.30409   7.37542
  135   5.30912   5.38044   7.30912   7.38044
  136   5.31377   5.38461   7.31377   7.38461
  137   5.31686   5.38908   7.31686   7.38908
  138   5.32198   5.39467   7.32198   7.39467
  139   5.32660   5.39833   7.32660   7.39833
  140   5.33090   5.40427   7.33090   7.40427
  141   5.33564   5.40929   7.33564   7.40929
  142   5.34100   5.41545   7.34100   7.41545
  143   5.34619   5.42131   7.34619   7.42131
  144   5.35024   5.42658   7.35024   7.42658
  145   5.35819   5.43400   7.35819   7.43400
  146   5.36315   5.43726   7.36315   7.43726
  147   5.36948   5.44284   7.36948   7.44284
  148   5.37465   5.44721   7.37465   7.44721
  149   5.37881   5.44920   7.37881   7.44920
  150   5.38417   5.45236   7.38417   7.45236
  151   5.38565   5.45266   7.38565   7.45266
  152   5.39016   5.45626   7.39016   7.45626
  153   5.39270   5.45815   7.39270   7.45815
  154   5.39294   5.46167   7.39294   7.46167
  155   5.39546   5.46452   7.39546   7.46452
  156   5.39561   5.46787   7.39561   7.46787
  157   5.40101   5.47278   7.40101   7.47278
  158   5.40491   5.47477   7.40491   7.47477
  159   5.40992   5.47740   7.40992   7.47740
  160   5.41097   5.47826   7.41097   7.47826
  161   5.41457   5.47999   7.41457   7.47999
  162   5.41691   5.48117   7.41691   7.48117
  163   5.41695   5.47937   7.41695   7.47937
  164   5.41840   5.47922   7.41840   7.47922
  165   5.41845   5.47880   7.41845   7.47880
  166   5.41748   5.47943   7.41748   7.47943
  167   5.41749   5.47939   7.41749   7.47939
  168   5.41418   5.47923   7.41418   7.47923
  169   5.41604   5.48121   7.41604   7.48121
  170   5.41801   5.48200   7.41801   7.48200
  171   5.41997   5.48309   7.41997   7.48309
  172   5.41939   5.48086   7.41939   7.48086
  173   5.42034   5.48056   7.42034   7.48056
  174   5.41998   5.47928   7.41998   7.47928
  175   5.41873   5.47604   7.41873   7.47604
  176   5.41855   5.47424   7.41855   7.47424
  177   5.41466   5.47186   7.41466   7.47186
  178   5.41361   5.46993   7.41361   7.46993
  179   5.41109   5.46758   7.41109   7.46758
  180   5.40646   5.46583   7.40646   7.46583
  181   5.40620   5.46534   7.40620   7.46534
  182   5.40567   5.46356   7.40567   7.46356
  183   5.40235   5.46129   7.40235   7.46129
  184   5.40190   5.46077   7.40190   7.46077
  185   5.40134   5.46052   7.40134   7.46052
  186   5.39915   5.45784   7.39915   7.45784
  187   5.39778   5.45561   7.39778   7.45561
  188   5.39678   5.45453   7.39678   7.45453
  189   5.39494   5.45298   7.39494   7.45298
  190   5.39465   5.45146   7.39465   7.45146
  191   5.39153   5.44862   7.39153   7.44862
  192   5.38973   5.44788   7.38973   7.44788
  193   5.38947   5.44754   7.38947   7.44754
  194   5.38791   5.44627   7.38791   7.44627
  195   5.38594   5.44382   7.38594   7.44382
  196   5.38438   5.44217   7.38438   7.44217
  197   5.38318   5.44126   7.38318   7.44126
  198   5.38152   5.43913   7.38152   7.43913
  199   5.38022   5.43622   7.38022   7.43622
  200   5.37734   5.43475   7.37734   7.43475
  201   5.37610   5.43267   7.37610   7.43267
  202   5.37516   5.43126   7.37516   7.43126
  203   5.37259   5.42934   7.37259   7.42934
  204   5.37012   5.42714   7.37012   7.42714
  205   5.37034   5.42654   7.37034   7.42654
  206   5.36653   5.42373   7.36653   7.42373
  207   5.36597   5.42271   7.36597   7.42271
  208   5.36446   5.42036   7.36446   7.42036
  209   5.36139   5.41792   7.36139   7.41792
  210   5.36033   5.41677   7.36033   7.41677
  211   5.35838   5.41362   7.35838   7.41362
  212   5.35605   5.41192   7.35605   7.41192
  213   5.35413   5.40953   7.35413   7.40953
  214   5.35254   5.40785   7.35254   7.40785
  215   5.35051   5.40571   7.35051   7.40571
  216   5.34736   5.40319   7.34736   7.40319
  217   5.34694   5.40305   7.34694   7.40305
  218   5.34368   5.39931   7.34368   7.39931
  219   5.34242   5.39832   7.34242   7.39832
  220   5.34028   5.39679   7.34028   7.39679
  221   5.33775   5.39306   7.33775   7.39306
  222   5.33671   5.39120   7.33671   7.39120
  223   5.33256   5.38801   7.33256   7.38801
  224   5.33198   5.38626   7.33198   7.38626
  225   5.33000   5.38310   7.33000   7.38310
  226   5.32544   5.38019   7.32544   7.38019
  227   5.32486   5.37881   7.32486   7.37881
  228   5.32253   5.37638   7.32253   7.37638
  229   5.31948   5.37393   7.31948   7.37393
  230   5.31762   5.37196   7.31762   7.37196
  231   5.31601   5.37061   7.31601   7.37061
  232   5.31246   5.36658   7.31246   7.36658
  233   5.31089   5.36491   7.31089   7.36491
  234   5.30843   5.36269   7.30843   7.36269
  235   5.30560   5.35903   7.30560   7.35903
  236   5.30423   5.35636   7.30423   7.35636
  237   5.29980   5.35222   7.29980   7.35222
  238   5.29854   5.35049   7.29854   7.35049
  239   5.29632   5.34696   7.29632   7.34696
  240   5.29216   5.34389   7.29216   7.34389
  241   5.28978   5.34117   7.28978   7.34117
  242   5.28647   5.33793   7.28647   7.33793
  243   5.28355   5.33543   7.28355   7.33543
  244   5.27991   5.33153   7.27991   7.33153
  245   5.27777   5.32881   7.27777   7.32881
  246   5.27305   5.32482   7.27305   7.32482
  247   5.27047   5.32164   7.27047   7.32164
  248   5.26817   5.31910   7.26817   7.31910
  249   5.26407   5.31610   7.26407   7.31610
  250   5.26199   5.31343   7.26199   7.31343
  251   5.25911   5.31029   7.25911   7.31029
  252   5.25528   5.30791   7.25528   7.30791
  253   5.25380   5.30619   7.25380   7.30619
  254   5.25144   5.30323   7.25144   7.30323
  255   5.24769   5.30026   7.24769   7.30026
  256   5.24562   5.29828   7.24562   7.29828
  257   5.24386   5.29698   7.24386   7.29698
  258   5.24063   5.29350   7.24063   7.29350
  259   5.23831   5.29057   7.23831   7.29057
  260   5.23639   5.28875   7.23639   7.28875
  261   5.23377   5.28658   7.23377   7.28658
  262   5.23265   5.28453   7.23265   7.28453
  263   5.22898   5.28129   7.22898   7.28129
  264   5.22667   5.28013   7.22667   7.28013
  265   5.22586   5.27945   7.22586   7.27945
  266   5.22388   5.27793   7.22388   7.27793
  267   5.22162   5.27541   7.22162   7.27541
  268   5.21981   5.27372   7.21981   7.27372
  269   5.21842   5.27280   7.21842   7.27280
  270   5.21668   5.27082   7.21668   7.27082
  271   5.21535   5.26854   7.21535   7.26854
  272   5.21263   5.26699   7.21263   7.26699
  273   5.21153   5.26565   7.21153   7.26565
  274   5.21078   5.26467   7.21078   7.26467
  275   5.20859   5.26296   7.20859   7.26296
  276   5.20691   5.26174   7.20691   7.26174
  277   5.20674   5.26208   7.20674   7.26208
  278   5.20437   5.25946   7.20437   7.25946
  279   5.20397   5.25919   7.20397   7.25919
  280   5.20283   5.25854   7.20283   7.25854
  281   5.20139   5.25687   7.20139   7.25687
  282   5.20149   5.25638   7.20149   7.25638
  283   5.19867   5.25366   7.19867   7.25366
  284   5.19895   5.25408   7.19895   7.25408
  285   5.19847   5.25301   7.19847   7.25301
  286   5.19659   5.25272   7.19659   7.25272
  287   5.19665   5.25181   7.19665   7.25181
  288   5.19490   5.25130   7.19490   7.25130
  289   5.19546   5.25238   7.19546   7.25238
  290   5.19455   5.25124   7.19455   7.25124
  291   5.19519   5.25129   7.19519   7.25129
  292   5.19292   5.25025   7.19292   7.25025
  293   5.19370   5.25082   7.19370   7.25082
  294   5.19377   5.25143   7.19377   7.25143
  295   5.19242   5.24978   7.19242   7.24978
  296   5.19300   5.24941   7.19300   7.24941
  297   5.19289   5.24833   7.19289   7.24833
  298   5.19246   5.24762   7.19246   7.24762
  299   5.19359   5.24592   7.19359   7.24592
  300   5.19153   5.24336   7.19153   7.24336
  301   5.19016   5.24254   7.19016   7.24254
  302   5.18851   5.24097   7.18851   7.24097
  303   5.18717   5.24007   7.18717   7.24007
  304   5.18405   5.23667   7.18405   7.23667
  305   5.18288   5.23559   7.18288   7.23559
  306   5.18095   5.23409   7.18095   7.23409
  307   5.17872   5.23125   7.17872   7.23125
  308   5.17798   5.22956   7.17798   7.22956
  309   5.17437   5.22671   7.17437   7.22671
  310   5.17383   5.22627   7.17383   7.22627
  311   5.17250   5.22433   7.17250   7.22433
  312   5.16943   5.22309   7.16943   7.22309
  313   5.16869   5.22210   7.16869   7.22210
  314   5.16721   5.22070   7.16721   7.22070
  315   5.16612   5.22006   7.16612   7.22006
  316   5.16433   5.21802   7.16433   7.21802
  317   5.16404   5.21712   7.16404   7.21712
  318   5.16122   5.21510   7.16122   7.21510
  319   5.16037   5.21399   7.16037   7.21399
  320   5.15988   5.21325   7.15988   7.21325
  321   5.15760   5.21177   7.15760   7.21177
  322   5.15724   5.21116   7.15724   7.21116
  323   5.15616   5.20982   7.15616   7.20982
  324   5.15442   5.20889   7.15442   7.20889
  325   5.15420   5.20879   7.15420   7.20879
  326   5.15327   5.20832   7.15327   7.20832
  327   5.15203   5.20682   7.15203   7.20682
  328   5.15122   5.20612   7.15122   7.20612
  329   5.15081   5.20619   7.15081   7.20619
  330   5.15007   5.20520   7.15007   7.20520
  331   5.14975   5.20354   7.14975   7.20354
  332   5.14802   5.20336   7.14802   7.20336
  333   5.14783   5.20255   7.14783   7.20255
  334   5.14803   5.20251   7.14803   7.20251
  335   5.14681   5.20213   7.14681   7.20213
  336   5.14566   5.20146   7.14566   7.20146
  337   5.14712   5.20232   7.14712   7.20232
  338   5.14495   5.20135   7.14495   7.20135
  339   5.14578   5.20194   7.14578   7.20194
  340   5.14590   5.20145   7.14590   7.20145
  341   5.14462   5.20101   7.14462   7.20101
  342   5.14522   5.20175   7.14522   7.20175
  343   5.14513   5.20066   7.14513   7.20066
  344   5.14472   5.20112   7.14472   7.20112
  345   5.14473   5.20088   7.14473   7.20088
  346   5.14516   5.20144   7.14516   7.20144
  347   5.14527   5.20168   7.14527   7.20168
  348   5.14432   5.20159   7.14432   7.20159
  349   5.14600   5.20380   7.14600   7.20380
  350   5.14515   5.20268   7.14515   7.20268
  351   5.14618   5.20386   7.14618   7.20386
  352   5.14654   5.20473   7.14654   7.20473
  353   5.14657   5.20451   7.14657   7.20451
  354   5.14814   5.20548   7.14814   7.20548
  355   5.14681   5.20422   7.14681   7.20422
  356   5.14844   5.20576   7.14844   7.20576
  357   5.14943   5.20564   7.14943   7.20564
  358   5.14897   5.20605   7.14897   7.20605
  359   5.15040   5.20552   7.15040   7.20552
  360   5.14985   5.20513   7.14985   7.20513
  361   5.15050   5.20606   7.15050   7.20606

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.